UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2014

Eagle Bancorp Montana, Inc
(Exact name of registrant as specified in its charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Prospect Ave., Helena, Montana	59601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (406) 442-3080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2014, Eagle Bancorp Montana, Inc. (the "Company"), the holding company of American Federal Savings Bank, today announced its Board of Directors has approved three internal promotions effective July 1, 2014. Dale Field is promoted to Senior Vice President/Chief Credit Officer, Chantelle Nash is promoted to Senior Vice President/Chief Risk Officer and Mike Mundt is promoted to Executive Vice President/Chief Community Banking Officer.

A copy of the press release issued by the Company announcing the promotions is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press release dated July 1, 2014, issued by Eagle Bancorp Montana, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Bancorp Montana, Inc (Registrant)
July 1, 2014 (Date)	/s/ PETER J. JOHNSON Peter J. Johnson President and Chief Executive Officer